SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

APPALACHIAN BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than Registrant)

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APPALACHIAN BANCSHARES, INC.
829 Industrial Boulevard
Ellijay, Georgia 30540
April 18, 2005
Dear Shareholder:

It is my pleasure to invite you, on behalf of the Board of Directors and Management of Appalachian Bancshares, Inc. (the “Company”), to the Company’s annual meeting of shareholders, to be held on Tuesday, May 10, 2005, at 10:00 a.m., at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia (the “Annual Meeting”).

Enclosed with this letter is the formal notice of the Annual Meeting, a proxy statement and a proxy card. The notice and proxy statement contain information about actions to be taken at the Annual Meeting. The 2004 Annual Report of the Company is also enclosed for your information. We encourage you to review these materials, so that you will be fully informed about the matters that will be considered at the Annual Meeting.

Whether or not you are able to attend the Annual Meeting, please mark, sign and promptly return the proxy card. If you do attend the Annual Meeting, and would like to vote in person, you may do so, even if you have already returned your proxy card.

Your continued support of the Company is very important. I look forward to welcoming you at our Annual Meeting.

Sincerely,

/s/ Tracy R. Newton

Tracy R. Newton
President and Chief Executive Officer

APPALACHIAN BANCSHARES, INC.
829 Industrial Boulevard
Ellijay, Georgia 30540

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Tuesday, May 10, 2005

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Appalachian Bancshares, Inc. (the “Company”), a Georgia corporation, will be held on Tuesday, May 10, 2005, at 10:00 a.m., local time, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia (the “Annual Meeting”), for the following purposes:

1.	To elect three Class II directors, each to serve for a term of three years and until his successor is elected and qualified; and

2.	To consider and act upon any other matters that may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on April 1, 2005, will be entitled to notice of, and to vote at, the Annual Meeting. The Company’s proxy statement and a proxy card are enclosed herewith. Please, sign, date, and return the proxy card promptly in the enclosed business reply envelope. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

By Order of the Board of Directors

/s/ Tracy R. Newton

Tracy R. Newton
President and Chief Executive Officer

Ellijay, Georgia
April 18, 2005

PLEASE PROMPTLY COMPLETE AND RETURN THE ENCLOSED PROXY, SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND.

APPALACHIAN BANCSHARES, INC.
829 INDUSTRIAL BOULEVARD
ELLIJAY, GEORGIA 30540
(706) 276-8000

PROXY STATEMENT
For the Annual Meeting of Shareholders
To Be Held on May 10, 2005

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Appalachian Bancshares, Inc., a Georgia corporation (the “Company”), for use at the Company’s annual meeting of shareholders to be held at 10:00 a.m., local time, on Tuesday, May 10, 2005, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia (the “Annual Meeting”), and at any and all adjournments or postponements thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 18, 2005.

VOTING

Voting and Revocability of Proxies

When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting, in accordance with the instructions of the submitting shareholder. If no specific instructions are given, the shares will be voted “FOR” the election of the nominees for directors set forth herein. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. A proxy submitted pursuant to this solicitation may be revoked by the shareholder submitting the proxy, at any time before it is exercised, by executing and delivering a later-dated proxy card, delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to: Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Tracy R. Newton.

Quorum; Required Vote; Abstentions and Broker Non-Votes

Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, at the Annual Meeting of the holders of more than 50% of the outstanding shares of the Company’s common stock, entitled to vote as of April 1, 2005, is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

With regard to the election of Class II directors, votes may be cast for or withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors.

Record Date and Share Ownership

The record of shareholders entitled to vote at the Annual Meeting was taken on April 1, 2005. On that date, the Company had outstanding and entitled to vote 3,848,199 shares of common stock, par value $0.01 per share, with each share entitled to one vote. There are no cumulative voting rights with respect to the election of directors.

Expenses of Solicitation

The expense of preparing, printing and mailing this proxy statement, and soliciting the proxies sought hereby, will be borne by the Company. In addition to soliciting by mail, officers, directors and regular employees of the Company or its wholly-owned subsidiary, Appalachian Community Bank (the “Bank”), may at no additional compensation assist in soliciting proxies in person, by telephone, by facsimile transmission or via other electronic means. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s common stock as of April 1, 2005, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

The Company’s Board of Directors presently consists of eight members. The Board of Directors held 11 meetings during 2004, during which time the Board consisted of nine members. Each director of the Company attended at least 75% of the total number of meetings held by the Board of Directors of the Company and the committees on which such director served during 2004. It is the policy of the Company that all directors attend the Company’s annual meetings of shareholders. All directors attended the 2004 annual meeting of shareholders, except Charles A. Edmondson, who was excused from the meeting by the Board.

Board Independence

The Board of Directors has determined that a majority of its members are independent within the meaning of the National Association of Securities Dealers’ listing standards, as currently in effect.

Committees of the Board of Directors

The Company’s Board of Directors has two standing committees, the Compensation Committee and the Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”).

Compensation Committee. The Compensation Committee consists of Roger E. Futch, Kenneth D. Warren and J. Ronald Knight, who serves as Chairman. The Compensation Committee has the authority of the Board of Directors to approve the hiring and termination of members of senior management. In addition, the Compensation Committee administers the Company’s bonus and incentive plans and makes recommendations to the full Board of Directors with respect to any changes to such plans. The Compensation Committee also serves, with the authority of the full Board of Directors, to review the executive compensation of the Company’s Chief Executive Officer, to review director compensation, to approve executive officer compensation packages proposed by the Company’s Chief Executive Officer, to review summaries of all employee compensation as proposed by the Company’s Chief Executive Officer, and to approve the personnel policies of the Company. The Compensation Committee met 14 times during 2004.

Audit Committee. During the fiscal year ended December 31, 2004, P. Joe Sisson, Alan S. Dover and Joseph C. Hensley served on the Audit Committee, with Joseph C. Hensley serving as Chairman. The Audit Committee oversees and reviews the internal and independent audit functions and procedures of the Company and reports its findings and recommendations to the Board of Directors. The Audit Committee, which met 12 times in 2004, reviews and pre-approves all audit and non-audit services performed by the Company’s auditing accountants, or other accounting firms, other than as may be specifically allowed by applicable law. None of the members of the Audit Committee are employed by the Company or the Bank. The Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4350(d) of the National Association of Securities Dealers’ listing standards. The Company is not a listed issuer on any national securities association or exchange, and, therefore, there are no “independence” requirements applicable to the Audit Committee members under applicable law or regulations. Further, there are no applicable “independence” requirements set forth in the Audit Committee charter as adopted by the Board of Directors, a copy of which, as amended, is attached as Exhibit A. The Company’s Board of Directors has determined that Joseph C. Hensley is an “audit committee financial expert” as that term is defined in the regulations promulgated under the Exchange Act.

Nomination of Directors

Nominations by Board of Directors. The Company does not have a nominating committee. Director selection and review is conducted by the entire Board of Directors. The Company has no formal nominating process or written nominating committee charter. The Board of Directors identifies and evaluates director candidates on an as-needed basis. The Company believes that this is adequate for a community financial institution such as the Company.

Each member of the Board of Directors has served as a director of the Bank since the Bank’s organization in 1994 and as a director of the Company since the Company’s organization as a proposed holding company for the Bank in 1996. The Company believes that the original directors, acting as a group, are capable of evaluating the performance of the current Board of Directors, the qualifications of proposed director nominees and of determining the need for additional directors. As the Company grows, however, the Company may reconsider the need for, and establish, a nominating committee.

Nominations by Shareholders. The Board of Directors will consider director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board of Directors, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2006 annual meeting of shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph titled “Shareholder Proposals for 2006 Annual Meeting” in this proxy statement.

Shareholder Communications with the Board

The Board of Directors has implemented a process for shareholders to send communications to the Board. Shareholders who wish to communicate directly with the Board of Directors or any particular director should deliver any such communications in writing to the Secretary of the Company at the address on page 1 of this document. The Secretary will compile any communications he or she receives from shareholders and deliver them periodically to the Board or the specific directors requested. The Secretary of the Company will not screen or edit such communications, but will deliver them in the form received from the shareholder.

Shareholder Proposals for 2006 Annual Meeting

Any proposal of a shareholder to be presented at the 2006 annual meeting of shareholders must be received at the principal executive offices of the Company not later than December 19, 2005, directed to the attention of the Corporate Secretary, in order to be eligible for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. Proxies solicited by the Company for the 2006 annual meeting of shareholders may confer discretionary authority to vote on any proposals received after March 4, 2006, without a description of them in the proxy materials for that meeting. Any shareholder proposals must comply in all respects with the rules and regulations of the SEC and the Company’s bylaws. A copy of the Company’s bylaws may be obtained by writing to the Corporate Secretary. Notices of intention to present proposals at the 2006 annual meeting of shareholders should be addressed to Joseph C. Hensley, Secretary, Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540.

Director Compensation

During 2004, the same individuals who served as directors of the Company also served as directors of the Bank. Accordingly, each director received director’s fees of $1,000 per month as a retainer to serve as director of the Company, and $500 per month as a retainer to serve as director of the Bank. In addition, each director received a monetary bonus tied to the performance of the Company, as well as $100 for each regular committee meeting attended. The Company reimburses directors for travel and expenses incurred by them in connection with their service on the boards of directors of each of the Company and the Bank.

No Family Relationships Among Directors and Officers

There are no family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.

ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors shall consist of not less than four nor more than twenty-five directors, with the exact number to be fixed by resolution of the Board of Directors from time to time. The Company’s Articles of Incorporation provide for a classified Board of Directors, consisting of three classes - Class I, Class II and Class III - with one class elected each year at the Company’s annual meeting of shareholders, to serve a three-year term. The Board of Directors has reduced the number of Class III directors from three to two and fixed the number of Directors at eight, who are divided, as closely as possible, into the three classes that are approximately equal in size. Each of the three Class II directors is presently standing for re-election to the Board of Directors and, if elected, will serve for a term of three years and until his successor is elected and qualified.

Each of the Class II directors will be elected by a plurality of the shares present (in person or by proxy) and voting at the Annual Meeting. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. It is expected that all of these nominees will serve, but if, for any unforeseen cause, any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising, in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given. Each of the following persons nominated for election as a Class II director has agreed to serve if elected, and management has no reason to believe that any of such nominees will be unavailable to serve, if elected. Further, except as otherwise noted, each of the following directors has served as a director of the Company since 1996 and as a director of the Bank since 1994.

The following persons have been nominated by the Board of Directors  for re-election to the Board of Directors as Class II directors, for a term expiring at the 2008 Annual Meeting:

Joseph C. Hensley, age 47, has served as Chairman of the Audit Committee since 1998. Mr. Hensley is a CPA and is currently Vice President of A.S. Dover Construction, Inc., A.S. Dover Development, Inc. and A.S. Dover Properties, Inc.

Frank E. Jones, age 52, is the minister of the Ellijay Church of Christ, where he has served for 24 years. Mr. Jones also serves on the WIA Board for Coosa Valley Regional Development Center, serves as Vice Chairman for the fifteen counties of northwest Georgia and as Chairman of the Youth Council of the WIA for Coosa Valley Regional Development Center and serves on the State of Georgia Youth Strategies Committee for WIA. In addition, Mr. Jones is the Chairman for the northwest Georgia School to Work Program. In January 2005, Mr. Jones became a member of the Audit Committee.

J. Ronald Knight, age 62, has been Chairman of the Board of both the Company and the Bank since 2002, and has been Chairman of the Executive Compensation Committee since 2003. Mr. Knight is president and part owner of Twin City Motors, Inc., an automobile dealership in Ellijay.

The Board of Directors recommends that the Company’s shareholders vote “FOR” the election, as Class II directors of the Company, of all three of the nominees described above.

Class III Directors, Serving for a Term Expiring at the 2006 Annual Meeting:

Tracy R. Newton, age 49, has served as President and Chief Executive Officer of the Company since 1996 and as President and Chief Executive Officer of the Bank since its inception in 1994. Prior to Mr. Newton’s employment with the Bank, he served as executive vice president of the Bank of Ellijay until he resigned in September 1993 to pursue the formation of Gilmer County Bank (now Appalachian Community Bank). His responsibilities at the Bank of Ellijay included the development and implementation of bank policy and lending. He has had 28 years of experience in community banking, particularly in commercial, agricultural, and consumer lending and in bank operations.

Kenneth D. Warren, age 55, is the president and owner of Warren’s Auto Sales, Inc., an automobile dealership in Ellijay.

Class I Directors, Serving for a Term Expiring at the 2007 Annual Meeting:

Alan S. Dover, age 48, is the chief executive officer and owner of A.S. Dover Construction, Inc., a paving and excavating business. He is also the owner of A. S. Dover Properties, Inc., a commercial real estate development firm, and A. S. Dover Development, Inc., a residential real estate development firm. Mr. Dover is a previous member of the Audit Committee.

Charles A. Edmondson, age 57, currently serves as the Vice-Chairman of the Board of Directors. Mr. Edmondson has been with State Farm Insurance as an agent and agency manager in Ellijay since 1978 and is currently an agent in Blue Ridge, Georgia. He served as agency manager with State Farm from 1983 to 1995.

Roger E. Futch, age 59, has been employed by the Ellijay Telephone Company since 1968. He currently serves as Chief Operations Officer and Executive Vice President of Ellijay Telephone Company and Community Cable Television Company, Inc. He is President and Chief Operations Officer of ETC Communications, LLC. He has held many positions at Ellijay Telephone since being employed as Switching Coordinator in 1968. Mr. Futch’s past job experiences include three years with AT&T and serving in the United States Navy. He has completed various technical and business courses relating to telephony and management. During his tenure at Ellijay Telephone, Mr. Futch has served on various committees for the Georgia Telephone Association, currently serving as Second Vice President. He is Past Chairman, President and Treasurer of the Management Committee of the Georgia PCS Management, LLC. Mr. Futch is also on the Finance Committee of the USCarrier Telecom, LLC. He is a past director of the Ellijay Chamber of Commerce and an active member of Ebenezer Baptist Church. Other business interests include being owner of R & A Apple Orchard for over 30 years.

Honorary Director, Serving at the Pleasure of the Board of Directors:

P. Joe Sisson, age 70, is president and chief executive officer of the Sisson Corporation, a real estate development firm. He also owns interests in Cashes Valley Properties, Sisson, Dupont and Carder, Inc., Sisson Co., Sisson Brothers, Sisson Properties and Sisson Company Contractors. He is a former advisory director of NationsBank. Upon attaining the age of seventy (70) on April 6, 2005, Mr. Sisson, as provided in the Company’s Bylaws, became an Honorary Director of the Company. Prior to such time, Mr. Sisson served as a Class III director and as a member of the Audit Committee.

EXECUTIVE OFFICERS

Tracy R. Newton, is President and Chief Executive Officer of the Company. Biographical information for Mr. Newton can be found in “Election of Directors,” above.

Alan R. May, age 43, has served as Executive Vice President of the Company since June 2003, and as President of Gilmer County Bank since September 2002. Mr. May has been with the Company and the Bank since June 1998, and was previously the Chief Financial Officer of both the Company and the Bank. From January 1988 through February 1998, Mr. May served in various positions with Cooke & Andrews Investments, Inc., ultimately serving as Executive Vice President.

Virginia C. Cochran, age 50, has served as Executive Vice President and Chief Lending Officer of the Bank since 2001. Ms. Cochran also serves as Executive Vice President and Chief Credit Officer of the Company. Ms. Cochran has served as an officer of the Bank since its opening in 1995. Prior to her work at the Bank, Ms. Cochran served in various positions with the Bank of Ellijay for over thirteen years.

Darren M. Cantlay, age 34, has served as Chief Financial Officer of the Bank since he joined the Bank in January 2003, and as Chief Financial Officer of the Company since July 2003. Prior to his employment by the Bank, Mr. Cantlay served as the Controller of Main Street Bank, Covington, Georgia, from January 2002 to January 2003, and as Controller of ABC Bancorp, Moultrie, Georgia, from November 2000 to January 2002.

OWNERSHIP OF COMMON STOCK

The Company is authorized to issue up to 20,000,000 shares of common stock. At April 1, 2005, the Company had 3,848,199 shares of common stock issued and outstanding. Each share of common stock entitles the holder to one vote. Only shareholders of record at the close of business on April 1, 2005 will be entitled to notice of, and to vote at, the Annual Meeting.

The following table sets forth certain information with respect to the beneficial ownership, as of April 1, 2005, of shares of common stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding common stock, (b) each of the Company’s directors, (c) each of the Company’s executive officers and (d) all directors and executive officers of the Company as a group. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Appalachian Bancshares, Inc. Employees’ Savings and Profit Sharing Plan	332,205 (3)	8.63%
Darren M. Cantlay	6,607	(11)
Virginia C. Cochran	25,235	(11)
Alan S. Dover	105,115	2.71
Charles A. Edmondson	119,900	3.12
Roger E. Futch	115,153 (4)	2.99
Joseph C. Hensley	106,921 (5)	2.78
Frank E. Jones	77,000 (6)	1.98
J. Ronald Knight	150,481 (7)	3.91
Alan R. May	19,446 (8)	(11)
Tracy R. Newton	190,489 (9)	4.87
P. Joe Sisson	119,915 (10)	3.12
Kenneth D. Warren	158,060	4.08
All directors and executive officers as a group (12 persons)	1,194,322	29.61
________________________________
(1)
The information contained in this table with respect to common stock ownership reflects “beneficial ownership” as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes shares of common stock that the individual has the right to acquire on or before May 31, 2005 (60 days from April 1, 2005), through the exercise of options granted under the 1997 Directors’ Non-Qualified Stock Option Plan, the 1997 Employee Stock Incentive Plan, or the 2003 Stock Option Plan. See “Stock Option Grants and Related Information.”

(2)
The percentages are based upon 3,848,199 shares outstanding, except for certain parties who hold presently exercisable options to purchase shares. The percentages for those parties who hold presently exercisable options are based upon the sum of 3,848,199 shares plus the number of shares subject to presently exercisable options held by them, as indicated as follows. The number of shares underlying options that may be exercised on or before May 31, 2005 (60 days from April 1, 2005) is as follows: (i) Mr. Cantlay - 3,200 shares; (ii) Ms. Cochran - 17,600 shares; (iii) Mr. Dover - 27,000 shares; (iv) Mr. Edmondson - 0 shares; (v) Mr. Futch - 0 shares; (vi) Mr. Hensley - 0 shares; (vii) Mr. Jones - 38,720 shares; (viii) Mr. Knight - 0 shares; (ix) Mr. May - 13,500 shares; (x) Mr. Newton - 60,850 shares; (xi) Mr. Sisson - 0 shares; (xii) Mr. Warren - 24,970 shares; and (xiii) all directors and executive officers as a group (twelve persons) - 185,840 shares.

(3)
The Appalachian Bancshares, Inc. Employees’ Savings and Profit Sharing Plan is a defined contribution 401(k) Employee Stock Ownership Plan established for the exclusive benefit of eligible employees of the Company and its subsidiaries (the “401(k) Plan”). The Company, as Trustee of the 401(k) Plan, has the sole power to vote, or direct the vote of, 332,205 shares of common stock held by the 401(k) Plan. Similarly, the Company, as Trustee of the 401(k) Plan, has the sole power to dispose of, or direct the disposition of, 332,205 shares of common stock. Consequently, under the 401(k) Plan, the Company’s Board of Directors has the sole power to vote and dispose of, or direct the vote and disposition of, the shares of common stock held by the 401(k) Plan. A majority vote of the Board of Directors, where a quorum is present, is required to exercise these powers. The address of the 401(k) Plan is Box G, 829 Industrial Boulevard, Ellijay, Georgia 30540.

(4)
Includes 880 shares held jointly by Mr. Futch and his son, 8,140 shares held by Mr. Futch’s spouse, as to which Mr. Futch disclaims beneficial ownership, and 9,858 shares held by Mr. Futch and his spouse as custodians for minor grandchildren, as to which Mr. Futch disclaims beneficial ownership.

(5)	Includes 58,521 shares held jointly by Mr. Hensley and his spouse.

(6)	Includes 8,800 shares held by Mr. Jones’ individual retirement account, as well as 1,210 shares held jointly by Mr. Jones and Robert F. Jones.

(7)
Includes 6,556 shares held by Mr. Knight’s spouse, as to which Mr. Knight disclaims beneficial ownership, and 2,200 shares held by Mr. Knight’s spouse as custodian for his minor daughter, as to which Mr. Knight disclaims beneficial ownership.

(8)	Includes 3,900 shares held jointly by Mr. May and his spouse, and 2,046 shares held by Mr. May’s individual retirement account.

(9)	Includes 24,939 shares held by Mr. Newton’s individual retirement account.

(10)
Includes 13,800 shares held by Mr. Sisson’s individual retirement account, as well 16,456 shares held by Mr. Sisson’s spouse. Mr. Sisson disclaims beneficial ownership as to the shares held by his spouse. Also includes 38,720 shares held jointly by Mr. Sisson and his spouse.

(11)	Constitutes less than 1% of the outstanding shares.

Equity Compensation Plan Information

The following table provides information regarding the Company’s three equity compensation plans: the 1997 Employee Stock Incentive Plan, the 1997 Directors’ Non-Qualified Stock Option Plan and the 2003 Stock Option Plan, each of which has been approved by the Company’s shareholders.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	360,300	$6.07	228,900
Equity compensation plans not approved by security holders	n/a	n/a	n/a

Total	360,300	$6.07	228,900

Stock Option Plans

1997 Employee Stock Incentive Plan. On January 28, 1997, the Company’s Board of Directors approved and adopted the 1997 Employee Stock Incentive Plan (the “1997 Plan”), which was subsequently approved by the Company’s shareholders at their annual meeting held April 17, 1997. The 1997 Plan provides for the grant of options to purchase up to an aggregate of 440,000 shares of the Company’s common stock (as adjusted to reflect a 2 for 1 stock split on May 18, 1998, a separate 2 for 1 split on May 16, 2000, and a 10% stock dividend on July 1, 2003). Under the terms of the 1997 Plan, the Board of Directors or a committee designated thereby may grant options to purchase shares of common stock to the Company’s employees, officers, independent contractors and consultants, and to those of the Company’s affiliates. The right to grant additional options under the 1997 Plan will expire on April 17, 2007. At December 31, 2004, options to purchase 221,210 shares of common stock were outstanding under the 1997 Plan.

1997 Directors’ Non-Qualified Stock Incentive Plan. On January 28, 1997, the Company’s Board of Directors approved and adopted the 1997 Directors’ Non-Qualified Stock Option Plan (the “NQ Plan”), which was subsequently approved by the Company’s shareholders at their annual meeting held April 17, 1997. The NQ Plan provides for the grant of options to purchase up to an aggregate of 440,000 shares of the Company’s common stock (as adjusted to reflect a 2 for 1 stock split on May 18, 1998, a separate 2 for 1 split on May 16, 2000, and a 10% stock dividend on July 1, 2003). Under the terms of the NQ Plan, the Board of Directors or a committee designated thereby may grant options to purchase shares of common stock to non-employee directors of the Company. The right to grant additional options under the NQ Plan will expire on April 17, 2007. At December 31, 2004, options to purchase 139,090 shares of common stock were outstanding under the NQ Plan.

2003 Stock Option Plan. On April 1, 2003, the Company’s Board of Directors approved and adopted the Appalachian Bancshares, Inc. 2003 Stock Option Plan (the “2003 Plan”), which was subsequently approved by the Company’s shareholders at their annual meeting held May 27, 2003. The 2003 Plan provides for the grant of stock appreciation rights and options to purchase up to an aggregate of 165,000 shares of the Company’s common stock (as adjusted to reflect a 10% stock dividend on July 1, 2003). Under the terms of the 2003 Plan, the Board of Directors or a committee designated thereby may grant stock appreciation rights and/or options to purchase shares of common stock to employees and non-employee directors of the Company and its affiliates. The right to grant additional stock appreciation rights and/or options under the 2003 Plan will expire on May 27, 2013. At December 31, 2004, no options to purchase shares of common stock were outstanding under the 2003 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of equity securities. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. To the Company’s knowledge, there were four Section 16(a) reports that were not timely filed, which included reports on Form 4 (“Statement of Changes in Beneficial Ownership of Securities”) for each of Frank E. Jones, Joseph C. Hensley, Virginia C. Cochran, and J. Ronald Knight, each of such reports relating to the transfer of stock or the grant or exercise of previously issued stock options of Company. Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements, applicable to its officers, directors and greater-than-10% beneficial owners, were complied with for the year ended December 31, 2004.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for each of the Company’s and the Bank’s executive officers.

Summary Compensation Table
		Annual Compensation (1)			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary (2)	Bonus	Other Annual Compensation	Securities Underlying Options (#)(3)	All Other Compensation

Tracy R. Newton President and Chief Executive Officer of the Company and the Bank	2004 2003 2002	$ 200,354 153,461 153,462	$ 76,032 65,000 58,588	$ 18,000(4) 18,000(4) 18,000(4)	$ -0- -0- -0-	$ 34,380 (5) 38,904 (5) 35,796 (5)
Alan R. May Executive Vice President of the Company and President of Gilmer County Bank	2004 2003 2002	112,028 107,445 107,423	40,461 33,800 28,882	12,000(6) 12,000(6) 6,900(6)	-0- -0- 11,000	27,301 (7) 29,498 (7) 27,806 (7)
Virginia C. Cochran Executive Vice President of the Company and the Bank, Chief Credit Officer of the Company and Chief Lending Officer of the Bank	2004 2003 2002	103,513 97,215 89,841	18,729 18,000 11,553	-0- -0- -0-	-0- -0- -0-	24,340 (8) 28,272 (8) 24,634 (8)
Darren M. Cantlay(9) Chief Financial Officer of the Company and the Bank	2004 2003	111,992 100,625	40,505 42,500	-0-	-0- 10,500	25,786(10) 13,235(10)
________________________________
(1)
Information regarding certain perquisites and other personal benefits has been omitted because the aggregate values of such items do not meet the minimum amount required for disclosure under the rules and regulations of the SEC.

(2)	Includes deferred contributions made at the individual’s election pursuant to the Company’s 401(k) Plan.
(3)	Amounts of securities underlying options have been adjusted to reflect a 10% stock dividend in July 2003.
(4)	Directors’ fees paid for service on the Boards of Directors of the Company and the Bank.
(5)
Includes (i) contributions by the Bank of $16,965 in 2002, $16,091 in 2003, and 13,371 in 2004 under the 401(k) Plan; (ii) matching contributions by the Bank of $4,416 in 2002, $4,125 in 2003 and $5,500 in 2004, pursuant to the 401(k) Plan; and (iii) health and life insurance premiums paid by the Bank of $14,415 in 2002, $18,356 in 2003 and $15,509 in 2004.

(6)
Includes (i) Board recording secretary’s fees of $5,400 paid in 2002, $6,000 paid in 2003 and $6,000 paid in 2004; and (ii) $1,500 paid in 2002, $6,000 paid in 2003 and $6,000 paid in 2004 for services on the Community Advisory Board of the Bank.

(7)
Includes (i) contributions by the Bank of $10,905 in 2002, $11,364 in 2003 and $9,946 in 2004 under the 401(k) Plan; (ii) matching contributions by the Bank of $3,841 in 2002, $3,150 in 2003, and $3,062 in 2004, pursuant to the 401(k) Plan; and (iii) health and life insurance premiums paid by the Bank in the amount of $13,060 in 2002, $14,646 in 2003 and $14,293 in 2004.

(8)
Includes (i) contributions by the Bank of $8,111 in 2002, $9,270 in 2003 and $7,973 in 2004 under the 401(k) Plan; (ii) matching contributions by the Bank of $3,042 in 2002, $2,853 in 2003 and $3,105 in 2004, pursuant to the 401(k) Plan; and (iii) health and life insurance premiums paid by the Bank of $13,481 in 2002, $15,981 in 2003 and $13,262 in 2004.

(9)	Mr. Cantlay joined the Bank on January 16, 2003.
(10)
Includes (i) contributions by the Bank of $9,376 in 2004 under the 401(k) Plan; (ii) matching contributions by the Bank of $3,097 in 2004; and (iii) health and life insurance premiums paid by the Bank of $11,035 in 2003 and $13,313 in 2004.

Stock Option Grants and Related Information

The following table sets forth information regarding the grant of stock options to the Company’s executive officers in 2004.

Option Grants in Last Fiscal Year

	Number of Securities Underlying	% of Total Options Granted			Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
Name	Options Granted	to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	5%($)	10%($)
Tracy R. Newton	-0-	N/A	N/A	N/A	N/A	N/A
Alan R. May	-0-	N/A	N/A	N/A	N/A	N/A
Virginia C. Cochran	-0-	N/A	N/A	N/A	N/A	N/A
Darren M. Cantlay	-0-	N/A	N/A	N/A	N/A	N/A

The following table sets forth information with respect to the executive officers concerning options exercised in 2004 and unexercised options held as of the end of 2004.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) (1)		Value of Unexercised In-the- Money Options at Fiscal Year-End ($) (2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(3)	Exercisable	Unexercisable	Exercisable	Unexercisable
Tracy R. Newton	27,700	$314,773	60,850	-0-	$752,327	N/A
Alan R. May	1,900	20,036	13,500	4,400	94,364	$14,400
Virginia C. Cochran	-0-	N/A	17,600	4,400	137,600	14,400
Darren M. Cantlay	-0-	N/A	2,100	8,400	4,600	18,400

_______________
(1)
The options vest and become exercisable in five equal annual installments beginning on the first anniversary of the date of grant. Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations. See “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(2)	Dollar values calculated by determining the difference between the estimated fair market value of the Company’s common stock on December 31, 2004 ($16.00) and the exercise price of such options.
(3)	Value calculated by determining the difference between the estimated fair market value of the Company’s common stock on the date of exercise and the exercise price of such options.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2004, the following individuals served as members of the Compensation Committee of the Board of Directors: Roger E. Futch, J. Ronald Knight and Kenneth D. Warren. None of the members of the Compensation Committee has served as an officer or an employee of either the Company or the Bank.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Employment Contracts. No employment contracts exist between or among, the Company, the Bank, and any employee or director of either the Company or the Bank.

Change-in-Control Agreements and Arrangements.

2004 Change-in-Control Agreements. The Company and the Bank have entered into change-in-control agreements with each of the executive officers. Pursuant to the terms of the executive officer agreement, if, during the three-year period following a change in control (as defined in the agreement), the executive’s employment is terminated Without Cause, or the executive terminates his or her employment for Good Reason (both as defined in the agreement), the executive will be paid a lump-sum amount equal to the sum of the following: (i) the higher of (x) two times executive’s annual base salary, or (y) two times executive’s annual base salary for the three years immediately prior to his or her termination (except for Mr. Newton, in which case the base salary multiple shall be two and ninety-nine hundreds); (ii) any previously awarded but unpaid bonus amount for a completed fiscal year prior to the termination; and (iii) a prorated annual bonus amount for the fiscal year in which the termination occurs. In addition, at the election of the executive, the Company and the Bank shall repurchase all options for shares in the Company and the Bank held by the executive, payable in a lump-sum amount.

2004 Salary Continuation Agreements. The Company and the Bank have entered into salary continuation agreements with the executive officers and directors. The executive officer agreement provides for the payment of certain benefits upon retirement (age 62 or older) or early retirement (prior to attaining age of 62), upon death or disability prior to retirement, or in the event employment is terminated prior to retirement. If the employment of the executive officer is terminated prior to retirement, other than by reason of death, disability or early retirement, then the entitlement of the executive officer to the benefits specified in his or her agreement will depend on whether the officer is terminated (i) on account of a change in control (as defined in the agreement) of the Company or the Bank, in which case the designated benefit will be 100% vested, or (ii) with cause (as defined in the agreement), in which case all rights and benefits will be forfeited. In the event of pre-retirement death, or death during payment of any benefit under the agreement, the designated benefits shall be paid to the executive’s beneficiary.

The salary continuation agreement for directors provides for the payment of certain benefits upon retirement (age 70) from the board of directors of the Bank, upon death prior to retirement, or in the event service is terminated prior to retirement upon a change in control (as defined in the agreement), which benefits will continue for a period of ten years. The agreement also provides for the payment of certain benefits if the director is terminated prior to retirement, other than by reason of death, disability, or a change in control, provided, however, that no benefit shall be paid if the director’s service is terminated for cause (as defined in the agreement). The director shall also have the right to designate a beneficiary to receive any benefits payable under the agreement.

1997 Employee Stock Incentive Plan. On January 28, 1997, the Company’s Board of Directors approved and adopted the 1997 Employee Stock Incentive Plan (the “1997 Plan”), which was subsequently approved by the Company’s shareholders at their annual meeting held April 17, 1997. Pursuant to the terms of the 1997 Plan, the Board of Directors may provide in any option agreement that outstanding options covered by such agreement will become fully vested and exercisable, subject to certain exceptions and limitations, in the event of a change in control or certain other corporate transactions. “Change in control” and “corporate transactions” are defined in the 1997 Plan to include, among other things, the acquisition by another person of more than fifty percent of the total combined voting power of the Company’s outstanding common stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; the sale, transfer or other disposition of substantially all of the Company’s assets in connection with a liquidation of the Company; and certain other transactions. The option agreements pursuant to which Ms. Cochran and Messrs. Newton, Cantlay and May were granted certain options contain these acceleration provisions. See “Stock Option Grants and Related Information.”

1997 Directors’ Non-Qualified Stock Option Plan. On January 28, 1997, the Company’s Board of Directors approved and adopted the 1997 Directors’ Non-Qualified Stock Option Plan (the “NQ Plan”), which was subsequently approved by the Company’s shareholders at their annual meeting held April 17, 1997. Pursuant to the terms of the NQ Plan, the Board of Directors may provide in any option agreement that outstanding options covered by such agreement will become fully vested and exercisable, subject to certain exceptions and limitations, in the event of a change in control or certain other corporate transactions. “Change in control” and “corporate transactions” are defined in the NQ Plan to include, among other things, the acquisition by another person of more than fifty percent of the total combined voting power of the Company’s outstanding common stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; the sale, transfer or other disposition of substantially all of the Company’s assets in connection with a liquidation of the Company; and certain other transactions.

2003 Stock Option Plan. On April 1, 2003, the Company’s Board of Directors approved and adopted the Appalachian Bancshares, Inc. 2003 Stock Option Plan (the “2003 Plan”), which was subsequently approved by the Company’s shareholders at their annual meeting held May 27, 2003. Pursuant to the terms of the 2003 Plan, all options and stock appreciation rights will become fully vested and immediately exercisable for a period of 60 days, subject to certain exceptions and limitations, in the event of a change in control. A “change in control” is defined in the 2003 Plan to include, among other things, the acquisition by another person of more than twenty-five percent of the total combined voting power of the Company’s outstanding common stock; and a change in the composition of a majority of the Board of Directors within a specified period of time. At the time of a Change in Control, an option holder will, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the market value of the common stock subject to such option over the exercise price of such shares, in exchange for the cancellation of such options by the option holder. No options have yet been granted under the 2003 Plan.

AUDIT COMMITTEE REPORT

During the fiscal year ended December 31, 2004, P. Joe Sisson, Alan S. Dover and Joseph C. Hensley served on the Audit Committee, with Joseph C. Hensley serving as Chairman. The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of the Company for fiscal year 2004. The Audit Committee has discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from the Company and its management.
In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2004 be included in the Company’s Annual Report on Form 10-K, for filing with the SEC.

Respectfully submitted,

The Audit Committee

Alan S. Dover Joseph C. Hensley P. Joe Sisson

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

Under rules established by the SEC, the Company is required to provide certain information with respect to compensation provided to the Company’s executive officers. The SEC regulations require a report setting forth a description of the Company’s executive compensation policy in general, as well as the considerations that led to the compensation decision affecting Mr. Newton. In fulfillment of this requirement, the Board of Directors and Compensation Committee have prepared the following report for inclusion in this proxy statement.

The fundamental policy of the Company’s compensation program is to offer competitive compensation and benefits for all employees, including the President and Chief Executive Officer and the other officers of the Company, and to compete for and retain talented personnel who will lead the Company in achieving levels of financial performance that enhance shareholder value. The Company’s executive compensation package historically has consisted of salary, annual bonus, profit sharing contributions and matching contributions, health insurance premiums and other customary fringe benefits. The grant of stock options under the 1997 Employee Stock Incentive Plan and the 2003 Stock Option Plan is also a part of the Company’s compensation package for certain executive officers.

Salary

The members of the Compensation Committee participated in deliberations regarding salaries of executive officers. Mr. Newton did not participate in deliberations concerning his own compensation. Although subjective in nature, factors considered by the Compensation Committee in recommending the salaries of executive officers were Mr. Newton’s recommendations (except with respect to his own salary), compensation paid by comparable banks to their executive officers (although such information was obtained informally and the Company did not attempt to pay any certain percentage of salary for comparable positions with other banks), each executive officer’s performance, contribution to the company, tenure in his or her position, and internal comparability considerations. The Compensation Committee recommended the salary of Mr. Newton based on Mr. Newton’s salary during the preceding fiscal year, his tenure, the salaries of chief executive officers of comparable bank holding companies (although such information was obtained informally and the Company did not attempt to pay any certain percentage of salary for a comparable position with other bank holding companies) and the increase in earnings of the Company in recent years. Mr. Newton’s salary, as recommended by the Compensation Committee, was approved by a vote of the Board of Directors excluding Mr. Newton. The Compensation Committee did not assign relative weights to the factors considered in setting salaries of executive officers, including Mr. Newton.

Annual Bonus Compensation

Annual bonuses for the fiscal year ended December 31, 2004, paid in the form of cash bonuses, were based on certain percentages of average return on equity.

Stock Options

During the fiscal year ended December 31, 2004, there were no grants of options to purchase shares of common stock to the executive officers.

Respectfully submitted,

The Compensation Committee

Roger E. Futch
J. Ronald Knight
Kenneth D. Warren

INDEPENDENT PUBLIC ACCOUNTANTS

Schauer, Taylor, Cox, Vise & Morgan, P.C., served as the Company’s independent public accountants for the fiscal year ended December 31, 2004. The Audit Committee has been advised that no member of Schauer, Taylor, Cox, Vise & Morgan, P.C., or any of its associates has any financial interest in the Company or the Bank. A representative of Schauer, Taylor, Cox, Vise & Morgan, P.C. will be available at the Annual Meeting to respond to questions and to make a statement on behalf of the independent public accountants.

Audit Fees. The aggregate fees billed for professional services rendered by Schauer, Taylor, Cox, Vise & Morgan, P.C., for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q were $102,245 for fiscal year 2004 and $117,195 for fiscal year 2003.

Audit-Related Fees. The aggregate fees billed by Schauer, Taylor, Cox, Vise & Morgan, P.C., for audit-related fees beyond those reported in the previous paragraph, were $52,660 for fiscal year 2004 and $50,520 for fiscal year 2003. These fees relate to review of filings with the SEC, Information System examinations, examination of the Company's 401(k) Plan, and general accounting assistance and advice.

Tax Fees. The aggregate fees billed for professional services rendered by Schauer, Taylor, Cox, Vise & Morgan, P.C., for tax compliance and advice, preparation of the Company’s annual corporate income tax returns, and interim tax analyses were $19,765 for fiscal year 2004 and $23,450 for fiscal year 2003.

All Other Fees. The aggregate fees billed for products and services provided by Schauer, Taylor, Cox, Vise & Morgan, P.C., other than those reported in the three previous paragraphs, were $15,490 for fiscal year 2004 and $24,625 for fiscal year 2003. These fees relate to assistance in filing reports with the SEC, assistance with the Company's annual proxy statement, assistance with the Company's Federal Reserve reports and clerical services.

All services described above were pre-approved by the Audit Committee.

SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company’s common stock against the cumulative total return on the Nasdaq Stock Market Index and the Nasdaq Financial 100 Index, for the five-year period commencing December 31, 1999, and ending on December 31, 2004. The Company’s common stock is not traded on a securities exchange or otherwise actively traded. Therefore, the total shareholder return, as computed below, is based only on stock trades known to the Company during such periods.

FIVE-YEAR CUMULATIVE TOTAL RETURNS*
COMPARISON OF APPALACHIAN BANCSHARES, INC., NASDAQ STOCK MARKET INDEX AND NASDAQ FINANCIAL 100 INDEX, as of December 31

*Assumes $100 invested on December 31, 1999, in the Company’s common stock and above noted Indexes. Cumulative total returns include the values of the Company’s common stock and the Indexes, as of December 31 of each year, as well as the reinvestment of dividends. Computation of the total shareholder return on the Company’s common stock includes a two-for-one share split of the Company’s common stock, in the form of a common stock dividend, in 2000 and a 10% common stock dividend in 2003.

	Cumulative Total Return
	1999	2000	2001	2002	2003	2004

Appalachian Bancshares, Inc.	$ 100	$ 287	$ 300	$ 308	$ 369	$ 418
Nasdaq Stock Market Index	100	61	48	33	50	54
Nasdaq Financial 100 Index	100	111	115	110	141	159

RELATED PARTY TRANSACTIONS

In May 2001, the Bank entered into a lease agreement with Appalachian Investment Group (“AIG”) for the property on which the Bank’s Blue Ridge Branch office is located (the “Lease Agreement”). AIG’s partners include Charles A. Edmondson and P. Joe Sisson, directors and/or honorary directors of both the Company and the Bank. The Lease Agreement was approved by a majority of the disinterested directors of the Bank. The Lease Agreement had an initial term of two years and included a twenty-four month renewal term. The Lease Agreement was renewed for a twelve month period in May 2003. During the twelve month renewal term, the Bank paid AIG annual rent in the sum of $33,000. The lease expired in May 2004. The Bank continued to lease this property on a month-to-month basis for $2,750 per month until the land was sold to ETC Communications in March 2005.

During 2004, the Bank purchased telecommunication, internet, cable and advertising services from Ellijay Telephone Company. Roger E. Futch, one of the directors of the Company and the Bank, serves as executive vice president and chief operations officer of Ellijay Telephone Company. Amounts paid to Ellijay Telephone Company in 2004 amounted to $195,982.

During 2004, the Bank used A.S. Dover Construction, Inc. (“A.S. Dover”) as a construction contractor. A.S. Dover is owned by Alan S. Dover, one of the directors of the Company and the Bank, who is also the chief executive officer of A.S. Dover. Joseph C. Hensley, one of the directors of the Company and the Bank, serves as vice president of A.S. Dover. Amounts paid to A.S. Dover in 2004 amounted to $309,791. Also, in 2004, the Bank committed to projects with this construction contractor for approximately $431,000, to be paid in 2005.

Certain of the directors and executive officers of the Company, members of their families and companies, or firms with which they are associated, were customers of and had banking transactions with the Bank in the ordinary course of business during fiscal year 2004, and such transactions are expected to continue in the future. All loans and loan commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2004. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $11,237,734 at December 31, 2004.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s 2004 Annual Report to Shareholders accompanies this proxy statement. The 2004 Annual Report to Shareholders includes a copy of the Company’s Annual Report on Form 10-K, including financial statements and any financial statement schedules, as filed with the SEC. Copies of exhibits to the Form 10-K are also available to shareholders upon specific request. Such requests should be directed to Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Darren M. Cantlay.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors

/s/ Tracy R. Newton

TRACY R. NEWTON
President and Chief Executive Officer

Ellijay, Georgia
April 18, 2005

APPALACHIAN BANCSHARES, INC.
829 Industrial Boulevard
Ellijay, Georgia 30540

COMMON STOCK PROXY

For Annual Meeting of Shareholders, May 10, 2005

This Proxy is solicited by the Board of Directors.

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

The Board of Directors recommends a vote “FOR” the listed proposals, which are more fully described in the proxy statement of the Company, dated April 18, 2005, which was sent to shareholders in connection with the listed proposals.

The undersigned shareholder of Appalachian Bancshares, Inc., a Georgia corporation (the “Company”), hereby appoints Joseph C. Hensley and Tracy R. Newton, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned, to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 10, 2005, and at any adjournment or postponement thereof:

1.               PROPOSAL TO ELECT three Class II directors of the Company.

☐ FOR all nominees listed below	☐	WITHHOLD authority for all
(except as marked to the contrary below)	nominees listed below

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

Joseph C. Hensley
Frank E. Jones
J. Ronald Knight

2.              IN ACCORDANCE WITH THEIR BEST JUDGMENT, exercised in their discretion, with respect to any other matters which may properly come before the Annual Meeting or any adjournment thereof.

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

Dated: __________________, 2005	PLEASE SIGN NAME EXACTLY AS LISTED ON
THE MAILING LABEL

Signature

Print Name as listed on the mailing label

Signature (if held jointly)

NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

EXHIBIT A

APPALACHIAN BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

STATEMENT OF PURPOSE:

The Audit Committee of Appalachian Bancshares, Inc. (the “Company”) shall provide assistance to the Board of Directors of the Company (the “Board”) to ensure appropriate Board oversight of all audit programs and all audit issues with respect to the Company. The Audit Committee is charged with directing and overseeing all audits of the Company, as well as overseeing all audit compliance issues.

COMPOSITION:

The Audit Committee shall be composed of three or more members of the Board, and the following restrictions shall apply to its composition:

(a)
Officers and employees, including any officers and employees of an affiliate of the Company, including Appalachian Community Bank, the wholly-owned subsidiary of the Company (the “Bank”), shall not be eligible for service, and shall not serve, on the Audit Committee; and

(b)
Members of the Board who constitute a majority of the members of the Audit Committee shall not be eligible for service, and shall not serve, on any committee which has the power to manage and control the fiduciary activities of the Company or the Bank.

The members of the Audit Committee shall be appointed by the Board and shall serve until their successors shall be duly appointed. A Chair of the Audit Committee shall be elected by majority vote of the full Audit Committee membership.

AUTHORITY:

The Audit Committee’s direct reporting relationship is to the Board. The Audit Committee shall have full and unrestricted access to all personnel, records, operations, properties, and other informational sources of the Company, the Bank and any affiliates, as necessary, to properly discharge its responsibilities. Further, the Audit Committee shall have the authority to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain accountants, counsel, outside auditors, internal auditors (who may, also, be employees of the Company or the Bank), and other assistance, to assist it in the discharge of its responsibilities.

A-1

RESPONSIBILITIES:

In furtherance of its purpose, the Audit Committee’s responsibilities shall include the following:

(a)
Ensuring that the auditors charged with performing audits of the Company ascertain whether the internal control policies and procedures of the Company and the Bank provide reasonable assurance that, at a minimum:

(i) the Company and the Bank are administering fiduciary activities in accordance with applicable law;

(ii) the Company and the Bank are properly safeguarding fiduciary assets, if any; and

(iii) the Company and the Bank are accurately recording transactions in appropriate accounts, in a timely manner.

(b)	Maintaining free and open means of communication between Board members, outside auditors, internal auditors and management of the Company and the Bank.

(c)	Selecting and appointing outside auditors and internal auditors, who are accountable to the Audit Committee and the Board.

(d)	Evaluating the performance of outside and internal auditors, and, if the Audit Committee deems it to be in the best interests of the Company, replacing outside and internal auditors.

(e)	Confirming and assuring the independence of outside auditors, and, in connection therewith, reviewing the fees paid to outside auditors for all services.

(f)
Obtaining, annually, formal written statements from outside auditors which delineate the relationships between such outside auditors and the Company, and actively engaging in dialogue with outside auditors with respect to matters that may affect their independence.

(g)	Meeting with outside and internal auditors and management of the Company and the Bank to review the scope of proposed audits for the current year and those audit procedures to be utilized.

(h)
Reviewing, with outside auditors and with financial and accounting personnel of the Company and the Bank, the adequacy and effectiveness of the accounting and financial controls of the Company and the Bank, and eliciting recommendations with respect to improving such internal controls and/or addressing particular areas requiring new or more detailed controls.

A-2

(i)
Reviewing any problems or difficulties that outside or internal auditors encounter, and reviewing any written correspondence regarding such problems or difficulties provided by outside or internal auditors to management of the Company or the Bank, as well as management’s response to any such written correspondence.

(j)
Reviewing any significant changes to the auditing and accounting principles of the Company or the Bank, as well as practices suggested by outside or internal auditors or by management of the Company or the Bank.

(k)	Reviewing, at periodic meetings with management of the Company and the Bank, major financial risk exposures and the steps that management has taken or will take to monitor and control such exposures.

(l)
Providing sufficient opportunity for outside and internal auditors to meet with the members of the Audit Committee, without members of management present. Items that should be discussed at such meetings include outside and internal auditors’ evaluation of financial, accounting, and auditing personnel of the Company and the Bank, and the level of cooperation that such outside and internal auditors received during the course of their audits.

(m)
Investigating any matter brought to the Audit Committee’s attention, within the scope of its duties, and retaining outside counsel when, in the judgment of the Audit Committee, such assistance is appropriate.

(n)
Ensuring that the Chair of the Audit Committee (and other members of the Audit Committee, when necessary) reviews with the chief financial officer, and other members of management, of the Company and the Bank any proposed public disclosure of significant financial information by the Company or the Bank.

(o)
Submitting the minutes of all meetings of the Audit Committee to, or discussing matters considered at each Audit Committee meeting with, the Board, and making such recommendations to the Board as the Audit Committee deems appropriate.

(p)	Reviewing and reassessing the adequacy of this Audit Committee Charter on an annual basis and recommending to the Board for adoption any proposed changes to such.

(q)	Performing such other functions as may be required by applicable law, by regulatory authorities, or by applicable, internal governing documents such as articles and bylaws.

(r)	Pre-approval of all non-audit related services performed by the external auditors as defined by the SEC, PCAOB or any other governing regulatory authority.

While the Audit Committee is charged with the responsibilities and granted the powers set forth in this Charter, the Audit Committee is not responsible for actually conducting audits or determining that the financial statements of the Company or the Bank are complete and accurate and are in accordance with generally accepted accounting principles. These tasks remain the responsibility of outside auditors and of management of the Company and the Bank.

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